SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K




                                CURRENT REPORT




                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                         Date of Report: July 30, 2004
                                         -------------
                       (Date of earliest event reported)

                       DAIMLERCHRYSLER AUTO TRUST 2004-B
            (Exact name of registrant as specified in its charter)

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
          State of Delaware                  333-75942-08                   N/A
-----------------------------------  ---------------------------  ------------------------
  (State or other jurisdiction of       (Commission File No.)          (IRS Employer
           incorporation)                                            Identification No.)
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                   c/o Deutsche Bank Trust Company Delaware
         1011 Centre Road, Suite 200, Wilmington, Delaware 19805-1266
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                   (Address of principal executive offices)

Registrant's telephone number, including area code:  (248) 427-2565

This filing relates to Registration Statement No.:  333-75942.

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Item 5.  Other Events.
         ------------

     On July 30, 2004, DaimlerChrysler Auto Trust 2004-B (the "Issuer"), as issuer, and JPMorgan Chase Bank ("JPMorgan"), as indenture trustee, entered into an indenture dated as of July 1, 2004 (the "Indenture"). On July 30, 2004, DaimlerChrysler Services North America LLC ("DCS"), as depositor, DaimlerChrysler Retail Receivables LLC ("DCRR") and Deutsche Bank Trust Company Delaware ("Deutsche Bank"), as owner trustee, entered into an amended and restated trust agreement dated as of July 1, 2004 (the "Trust Agreement"). The Indenture is attached hereto as Exhibit 4.1 and the Trust Agreement is attached hereto as Exhibit 4.2.

     On July 30, 2004, DCS, as seller and servicer, and the Issuer, as issuer, entered into a sale and servicing agreement dated as of July 1, 2004 (the "Sale and Servicing Agreement"). On July 30, 2004 the Issuer, DCS, as administrator, and JPMorgan, as indenture trustee, entered into an administration agreement ("Administration Agreement") dated as of July 1, 2004. On July 30, 2004, DCS, as seller, and DCRR, as purchaser, entered into a purchase agreement dated as of July 1, 2004 (the "Purchase Agreement"). The Sale and Servicing Agreement is attached hereto as Exhibit 10, the Administration Agreement is attached hereto as Exhibit 99.1 and the Purchase Agreement is attached hereto as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

     (a)  Financial statements of businesses acquired:

          None

     (b)  Pro forma financial information:

          None

     (c)  Exhibits:

          Exhibit 4.1          Indenture

          Exhibit 4.2          Trust Agreement

          Exhibit 10           Sale and Servicing Agreement

          Exhibit 99.1         Administration Agreement

          Exhibit 99.2         Purchase Agreement

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               By: DaimlerChrysler Services North America LLC, as Administrator



Dated as of July 30, 2004      By:  /s/ B.C. Babbish
                                    ----------------
                                    B.C. Babbish
                                    Assistant Secretary

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                                 EXHIBIT INDEX
                                 -------------



   Exhibit No.          Description of Exhibit
   -----------          ----------------------

Exhibit 4.1             Indenture
Exhibit 4.2             Trust Agreement
Exhibit 10              Sale and Servicing Agreement
Exhibit 99.1            Administration Agreement
Exhibit 99.2            Purchase Agreement